SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             _____________________


                       Date of Report (Date of earliest
                                event reported)
                                 August 30, 1999


                             Zions Bancorporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1380, Salt Lake City, Utah          84111
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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

Item 5.   Other Events.
          ------------

          On August 30, 1999, a joint press release was issued by Zions Bancorporation and First Security Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

                (a) Not Applicable.

                (b) Not Applicable.

                (c) Exhibits
                    --------

                The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number    Description

99.1      Press release, dated August 30, 1999


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

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ZIONS BANCORPORATION


                                    By: /s/   Dale M. Gibbons
                                       -----------------------------
                                       Name:  Dale M. Gibbons
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer



Date: August 30, 1999

                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1           Joint Press Release, dated August 30, 1999











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